Vanguard S&P Mid-Cap 400 Value Index Fund Summary Prospectus

December 19, 2014

Institutional Shares

Vanguard S&P Mid-Cap 400 Value Index Fund Institutional Shares (VMFVX)

The Fund’s statutory Prospectus and Statement of Additional Information dated December 19, 2014, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 (if you are an individual investor) or 888-809-8102 (if you are a client of Vanguard‘s Institutional Division) or by sending an e-mail request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks in the United States.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.08%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invested $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1	Year	3 Years	5 Years	10 Years
$ 8		$26	$45	$103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Value Index, which represents the value companies, as determined by the index sponsor, of the S&P MidCap 400 Index. The Index measures the performance of mid-capitalization value stocks in the United States. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Principal Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index tracks a subset of the U.S. stock market, which could cause the Fund to perform differently from the overall stock market. In addition, the Fund’s target index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

• Investment style risk, which is the chance that returns from mid-capitalization value stocks will trail returns from the overall stock market. Historically, mid-cap stocks have been more volatile in price than the large-cap stocks that dominate the overall market, and they often perform quite differently. Mid-size companies tend to have greater stock volatility because, among other things, these companies are more sensitive to changing economic conditions.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard S&P Mid-Cap 400 Value Index Fund Institutional Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2014, was 4.82%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.83% (quarter ended December 31, 2011), and the lowest return for a quarter was –20.95% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended December 31, 2013
			Since
			Inception
			(Nov. 2,
	1	Year	2010)
Vanguard S&P Mid-Cap 400 Value Index Fund Institutional Shares
Return Before Taxes	34.12%		17.67%
Return After Taxes on Distributions	33.79		17.33
Return After Taxes on Distributions and Sale of Fund Shares	19.50		13.96
S&P MidCap 400 Value Index
(reflects no deduction for fees, expenses, or taxes)	34.25%		17.76%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Manager

Christine D. Franquin, Principal of Vanguard. She has managed the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Institutional Shares is $5 million. The minimum investment amount required to add to an existing Fund account is generally $1.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard S&P Mid-Cap 400 Value Index Fund Institutional Shares—Fund Number 1844

S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”). The trademarks have been licensed to S&P Dow Jones Indices LLC and its affiliates and have been sublicensed for use for certain purposes by Vanguard. The S&P MidCap 400 Value Index is a product of S&P Dow Jones Indices LLC and has been licensed for use by Vanguard. Vanguard S&P Mid-Cap 400 Value Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the Vanguard S&P Mid-Cap 400 Value Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard S&P Mid-Cap 400 Value Index Fund particularly or the ability of the S&P MidCap 400 Value Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P MidCap 400 Value Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its third party licensors. The S&P MidCap 400 Value Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the Vanguard S&P Mid-Cap 400 Value Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of Vanguard S&P Mid-Cap 400 Value Index Fund into consideration in determining, composing or calculating the S&P MidCap 400 Value Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Vanguard S&P Mid-Cap 400 Value Index Fund or the timing of the issuance or sale of Vanguard S&P Mid-Cap 400 Value Index Fund or in the determination or calculation of the equation by which Vanguard S&P Mid-Cap 400 Value Index Fund is to be converted into cash. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard S&P Mid-Cap 400 Value Index Fund. There is no assurance that investment products based on the S&P MidCap 400 Value Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 VALUE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P MIDCAP 400 VALUE INDEX OR DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

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